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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
RARE Hospitality International, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                   /s/ KPMG LLP



Atlanta, Georgia
January 22, 2001